A S S I G N M E N T
                               -------------------

     THIS ASSIGNMENT (the "Assignment") is made and entered into this 30th day of August, 2000 (the "Effective Date"), by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association ("Assignor") and CD ENTERTAINMENT LTD., an Ohio limited liability company ("Assignee"), and is acknowledged and agreed to by COLONIAL DOWNS, L.P., a Virginia limited partnership (the "Borrower"), COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation ("Holdings") and the STANSLEY RACING CORPORATION, a Virginia corporation ("Stansley").
                                R E C I T A L S:
                                ---------------

     A. To evidence various credit facilities and other accommodations extended by the Assignor to the Borrower, the Borrower did execute and deliver to the Assignor a Deed of Trust Note (the "Trust Note"), dated as of June 26, 1997, in the original principal amount of Ten Million and no/100 Dollars ($10,000,000.00);

     B. To further evidence various credit facilities and other accommodations extended by the Assignor to the Borrower, the Borrower did execute and deliver to the Assignor a Revolving Credit Note (the "Credit Note"), dated as of June 26, 1997, in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00);

     C. To both evidence the Credit and Trust Notes (collectively the "Notes") and to secure payment of the Notes, the Borrower did execute and deliver the documents identified on Schedule 1.0 attached hereto and incorporated by reference herein (collectively the "Loan Documents");

     D. Assignor now wishes to assign, set over and transfer to Assignee all of its rights, privileges, title, interests and obligations under the Notes and the Loan Documents, and Assignee wishes to accept assignment of the same; and

     E. Borrower, Holdings and Stansley agree, acknowledge and consent to this Assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.     INCORPORATION  OF RECITALS.  The foregoing recitals are incorporated
            --------------------------
herein  as  if  fully  rewritten  herein.

     2.     ASSIGNMENT.  Assignor  does,  as  of  the  Effective  Date,  assign,
            ----------
transfer and turn over to Assignee all of its rights, title and interest, duties and obligations in and under the Notes and Loan Documents, including, but not limited to, the right to receive the payments from Borrower identified therein and all of Assignor's interest in and rights of realization against any of the collateral identified therein ("Collateral"). Assignor agrees that any sums timely due and payable on or after the Effective Date, even if accruing prior to the Effective Date, shall be the sole property of the Assignee, and the Assignor does herewith waive and release any interest therein.

     3.     COMPLETE  ASSIGNMENT.
            --------------------

          (a) Notwithstanding any language to the contrary contained in the Notes or the Loan Documents, all the parties hereto acknowledge and agree that this Assignment shall operate as an absolute, unconditional and total assignment of all of Assignor's rights and duties under the Notes and the Loan Documents. On and after the Effective Date, Assignor shall be completely released from any and all obligations under the Notes or the Loan Documents and Assignee shall be fully substituted for Assignor under each such Note and Loan Document. Assignee agrees to be fully and solely responsible for all of Assignor's duties and liabilities under the Notes and the Loan Documents without recourse, in any form, to Assignor.

          (b) Borrower, Holdings and Stansley specifically acknowledge and agree that Assignee shall be fully substituted for the Assignor under the Notes and Loan Documents with all rights, privileges, duties, security interests and liens transferring in full to the Assignee. Assignor acknowledges and agrees that on and after the Effective Date it shall have no rights, privileges, interests in or obligations under the Notes or the Loan Documents, including, but not limited to, the right to receive payments from the Borrower or to realize upon any of the Collateral. Borrower, Holdings and Stansley further acknowledge and agree that except for the full substitution of the Assignee for the Assignor, nothing contained in this Assignment shall modify, amend, change, terminate or otherwise delete any provision, term or condition of the Notes or the Loan Documents each of which shall remain in full force and effect.

          (c) This present Assignment is separate from and not a part of the security for the Notes. All rights and remedies herein conferred may be exercised whether or not foreclosure proceedings are pending under the Deed of Trust. The existence of this Assignment shall not be construed as a waiver by Assignor or its successors and assigns of the right to enforce payment of the indebtedness evidenced by the Notes, in strict accordance with the terms and provisions of the Notes and the Loan Documents.

          (d) No more than ten (10) days after the Effective Date, Assignor shall deliver to Assignee any and all Collateral in the possession of the Assignor, including, but not limited to, any cash, certificates of deposits, share certificates, certificates of limited or general partnership interests, policies of title insurance, ACCORD statements of general insurance, etc.
          (e) Notwithstanding the foregoing, concurrent with the execution of this Assignment, Assignor shall deliver to Assignee the original Notes, properly endorsed for transfer to the Assignor, together with the original Lender's Title Policy(ies) insuring the real property described in the Deed of Trust.

     4.     ENFORCEMENT.  Each  of  the  Borrower,  Holdings and Stansley agrees
            -----------
that all references to "PNC", "Bank", "Lender" or any other references to the Assignor in any of the Notes or the Loan Documents shall be construed to mean the Assignee hereunder.

     5.     REPRESENTATIONS AND WARRANTIES OF ASSIGNOR.  Assignor represents and
            ------------------------------------------
warrants  as  follows:

          (a) Schedule 1.0 hereto represents a complete list of all the Notes and each of the Loan Documents. Each of the Notes and the Loan Documents, as represented on Schedule 1.0, are valid, binding and enforceable in all respects, are assignable and that the rights and duties thereunder are delegable, and that this Assignment and delegation is a valid exercise of Assignor's rights thereunder.

          (b) Assignor has not previously sold or assigned, in any manner, all or any portion of its rights, privileges, interests, duties or obligations in or under the Notes or the Loan Documents.

          (c) Assignor has, as of the Effective Date, performed all obligations required of it under the Notes or the Loan Documents.

          (d) As of the Effective Date, the outstanding principal and interest under:

               (i) the Trust Note is: Ten Million Eighty-Eight Thousand Eighty-Two and 06/100 Dollars ($10,088,082.06), and interest is accruing at the per diem rate of Two Thousand Six Hundred Sixty-Four and 94/100 Dollars ($2,664.94); and

               (ii) the Credit Note is: Five Million Forty-Four Thousand Forty-One and 03/100 Dollars ($ 5,044,041.03), and interest is accruing at the per diem rate of One Thousand Three Hundred Thirty-Two and 46/100 Dollars ($1,332.46).

          (e) Other than that Forbearance Agreement dated January 11, 1999, by and among the Assignor, the Borrower, Stansley, Jeffrey P. Jacobs, Richard E. Jacobs and the Trust created under the Richard E. Jacobs Declaration of Trust dated April 23, 1987, as amended, Assignor has not agreed to any amendment, modification, termination or other alteration of the terms and conditions of the Notes or the Loan Documents.


          (f) The Assignor is duly formed, validly existing and in good standing as a national banking association. The Assignor has full power and authority to enter into this Assignment.

          (g) The individual executing this Assignment on behalf of the Assignor has been duly authorized to execute this Assignment and to bind the Assignor hereunder.

     6.     REPRESENTATIONS  AND  WARRANTIES OF BORROWER, HOLDINGS AND STANSLEY.
            -------------------------------------------------------------------
The Borrower, Holdings and Stansley do each, jointly and severally, represent and warrant as follows:

          (a) Each of the Notes and the Loan Documents, as represented by the list in Schedule 1.0, are valid, binding and enforceable in all respects, are assignable and that the rights and duties thereunder are delegable, and that this Assignment and delegation is a valid exercise of Assignor's rights thereunder.

          (b) Assignor has, as of the Effective Date, performed all obligations required of it under the Notes or the Loan Documents.

          (c) Other than that Forbearance Agreement dated January 11, 1999, by and among the Assignor, the Borrower, Stansley, Jeffrey P. Jacobs, Richard E. Jacobs and the Trust created under the Richard E. Jacobs Declaration of Trust dated April 23, 1987, as amended, Assignor has not agreed to any amendment, modification, termination or other alteration of the terms and conditions of the Notes or the Loan Documents.

          (d) As of the Effective Date, the outstanding principal and interest under:

               (i) the Trust Note is: Ten Million Eighty-Eight Thousand Eighty-Two and 06/100 Dollars ($10,088,082.06), and interest is accruing at the per diem rate of Two Thousand Six Hundred Sixty-Four and 94/100 Dollars ($2,664.94); and

               (ii) the Credit Note is: Five Million Forty-Four Thousand Forty-One and 03/100 Dollars ($ 5,044,041.03), and interest is accruing at the per diem rate of One Thousand Three Hundred Thirty-Two and 46/100 Dollars ($1,332.46).

          (e) Each of the Borrower, Holdings and Stansley are duly formed, validly existing and in good standing under the laws of the state of their organization and are qualified to do business in every jurisdiction in which the ownership of their property or conduct of their business requires them to qualify. Each of the Borrower, Holdings and Stansley possess all requisite power and authority, and all material licenses, permits and authorizations necessary, to own and operate their properties, to carry on their businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Assignment.
          (f) The execution, delivery and performance of this Assignment and all other agreements, instruments and transactions contemplated hereby and thereby to which each of the Borrower, Holdings and Stansley are a party have been duly authorized by all requisite corporate or partnership approvals. The individual(s) executing this Assignment on behalf of the Borrower, Holdings and Stansley have been duly authorized to execute this Assignment and to bind their principal hereunder.


          (g) As of the Effective Date, there has been no adverse change in the operating results, assets, liabilities, operations, businesses, condition (financial or otherwise) of the Borrower, Holdings and Stansley which has had or could reasonably be expected to lead to a default under the Notes or the Loan Documents.

          (h)     As of the Effective Date, the Borrower, Holdings and Stansley:
(i) are able to pay their debts and other obligations in a timely manner as they become due; (ii) are not insolvent; and (iii) each of their assets exceed their liabilities.

     7.     REPRESENTATIONS AND WARRANTIES OF ASSIGNEE.  The Assignee represents
            ------------------------------------------
and  warrants  as  follows:

          (a) The Assignee is duly formed, validly existing and in good standing under the laws of the State of Ohio and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Assignee possesses all requisite power and authority, and all material licenses, permits and authorizations necessary, to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Assignment.

          (b) The execution, delivery and performance of this Assignment and all other agreements, instruments and transactions contemplated hereby to which the Assignee is a party have been duly authorized by all requisite approvals. The individual(s) executing this Assignment on behalf of the Assignee have been duly authorized to execute this Assignment and to bind the Assignor hereunder.

     8.     OTHER  DOCUMENTS.
            ----------------

          (a) Assignor, Assignee, Borrower, Holdings and Stansley agree to deliver and execute any and all additional documents which may be necessary to carry out the purposes of this Assignment and to convey to Assignee all rights, title and interest of Assignor in the annexed Notes and Loan Documents.


          (b) Should the Assignor come into possession of any documents, instruments, notices or assets of the Borrower, Holdings or Stansley or the Collateral of the same on or after the Effective Date, the Assignor shall, with all reasonable dispatch, turn over any such document, instrument, notice or asset to the Assignee.

     9.     ENTIRE  AGREEMENT.  This Assignment constitutes the entire agreement
            -----------------
and understanding between the parties relating to or involving in any manner the assignment of Assignor's interests in the Notes or the Loan Documents or any Collateral pledged pursuant thereto.

     10.     NOTICES.  All  notices, demands or other communications to be given
             -------
or delivered under or by reason of the provisions of this Assignment shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (c) three (3) business days after posting in the United States mail having been mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or (d) when sent via facsimile if a copy is delivered personally, couriered or mailed to the recipient as set forth above. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below:

          If  to  the  Assignor,  to:

                    PNC  BANK,  National  Association
                    One  PNC  Plaza,  18th  Floor
                    249  Fifth  Avenue
                    P1-POPP-18-1
                    Pittsburgh,  PA  15219-2707
                    Attn:  Robert  G.  Radermacher
                    Telephone:  412-762-7868
                    Facsimile:  412-762-4157

               with  a  copy  to:

                    Reed  Smith  Shaw  &  McClay  LLP
                    435  Sixth  Avenue
                    Pittsburgh,  PA  15219-1886
                    Attn:  Paul  M.  Singer,  Esq.
                    Telephone:  412-288-3114
                    Facsimile:  412-288-3063




          If  to  the  Assignee,  to:

                    CD  Entertainment  Ltd.
                    1231  Main  Avenue
                    Cleveland,  Ohio  44113
                    Attn:  Jeffrey  P.  Jacobs
                    Telephone:  216-861-4080
                    Facsimile:  216-861-6315

          with  a  copy  to:

                    Hahn  Loeser  &  Parks  LLP
                    3300  BP  Tower
                    200  Public  Square
                    Cleveland,  Ohio  44114
                    Attn:  Stephen  P.  Owendoff,  Esq.
                    Telephone:  216-274-2292
                    Facsimile:  216-274-2414

               If  to  the  Borrower,  Holdings  or  Stansley,  then  to:

                    Colonial  Downs  Holdings,  Inc.
                    10515  Colonial  Downs  Parkway
                    New  Kent  Virginia  23124
                    Attn:  Ian  M.  Stewart
                    Telephone:  804-966-7223
                    Facsimile:  801-966-1567

               with  a  copy  to:

                    Hirschler,  Fleischer,  Weinberg,  Cox  &  Allen
                    P.O.  Box  500
                    701  East  Byrd  Street
                    Richmond,  Virginia  23219
                    Attn:  James  L.  Weinberg,  Esq.
                    Telephone:  804-771-9500
                    Facsimile:  804-644-0957

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     11.     NON-WAIVER.  No delay or failure by any party to exercise any right
             ----------
under this Assignment, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

     12.     SEVERABILITY.     If  any  term of this Assignment shall be held to
             ------------
be invalid, illegal or unenforceable, the validity of the other terms hereof shall be in no way affected thereby. Assignor and Assignee shall be entitled to all rights and remedies available at law, in equity or under any statute.

     13.     DEFINITIONS.  Capitalized  terms  used  in this Assignment, but not
             -----------
otherwise defined herein, shall have the meanings given to them in the Loan Documents.

     14.     SUCCESSORS  &  ASSIGNS.  The  covenants  and  agreements  herein
             ----------------------
contained shall be binding upon Assignor, Assignee, the Borrower, Holdings and Stansley and their successors and assigns and shall inure to the benefit of Assignee, its successors, and assigns.

     15.     HEADINGS.  Headings  in  this Assignment are for convenience of the
             --------
reader  only  and  shall  not  be  used to interpret or construe its provisions.

     16.     GOVERNING  LAW.  This  Assignment  and  the  interpretation  and
             --------------
enforcement thereof, will be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, except where specifically preempted by federal law.

     17.     SUBMISSION  TO  JURISDICTION  AND  VENUE:  CONSENT  TO  SERVICE  OF
             -------------------------------------------------------------------
PROCESS:  ETC.   TO  THE  FULLEST EXTENT PERMITTED BY LAW, EACH OF THE ASSIGNOR,
       -------
THE  ASSIGNEE,  THE  BORROWER,  HOLDINGS  AND  STANSLEY  HEREBY  IRREVOCABLY AND
UNCONDITIONALLY:

     (A) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS ASSIGNMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT IN CONNECTION WITH ANY OF THE FOREGOING (COLLECTIVELY "RELATED LITIGATION") TO WHICH ASSIGNOR IS OR MAY BE A PARTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ALLEGHENY COUNTY, PENNSYLVANIA, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND AGREES NOT TO BRING ANY RELATED LITIGATION IN ANY OTHER FORUM.

     (B) ACKNOWLEDGES THAT SUCH COURTS WILL BE THE MOST CONVENIENT FORUM FOR ANY RELATED LITIGATION, WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT; AND

     (C) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS FOR NOTICES DESCRIBED IN THIS ASSIGNMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

     18.     CONSTRUCTION.  The  parties hereto have participated jointly in the
             ------------
negotiation and drafting of this Assignment. In the event an ambiguity or question of intent or interpretation arises, this Assignment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Assignment. The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant.

     19.     COUNTERPARTS.  This  Assignment  may be executed in two (2) or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20.     INCORPORATION.  Any  and all Schedules, Exhibits or other documents
             -------------
referred to herein or attached hereto are incorporated herein as if fully rewritten in this Assignment.

     21.     ADDITIONAL  INSTRUMENTS  AND  INFORMATION.  Both  parties agree and
             -----------------------------------------
obligate themselves to promptly execute any additional documents and instruments and take any other actions necessary and proper for the complete and expeditious implementation and satisfaction of the provisions and intent of this Assignment.


            [The remainder of this page is left intentionally blank.]

       IN WITNESS WHEREOF, the parties have signed this instrument as of the date first written above.


Signed  in  the  presence  of:               ASSIGNOR:
                              PNC  BANK,  NATIONAL  ASSOCIATION,  A
NATIONAL  BANKING  ASSOCIATION

_______________________________          By:_________________________________
Print  name:______________________               Robert  G.  Radermacher,  Vice
President

________________________________
Print  name:_______________________


                              ASSIGNEE:

_______________________________     CD  ENTERTAINMENT  LTD.,  AN  OHIO
Printed  Name:_____________________     LIABILITY  COMPANY

                              By:  JACOBS  ENTERTAINMENT  LTD.,  an  Ohio
Limited  Liability  company,  Managing  Member
_______________________________
Print  name:_______________________          By:________________________________
                                        Jeffrey  P.  Jacobs,  President


                              BORROWER:

_______________________________     COLONIAL  DOWNS,  L.P.  A  VIRGINIA
Printed  Name:_____________________     LIMITED  PARTNERSHIP

_______________________________     By:     STANSLEY  RACING  CORP.,  a Virginia
Print  name:_______________________          corporation,  Its  sole  General
Partner

                                   By:____________________________
                                   Jeffrey  P.  Jacobs,
                                   Chairman,  Chief  Executive  Officer

                              HOLDINGS:

_______________________________     COLONIAL  DOWNS  HOLDINGS,  INC.,  A
Printed  Name:_____________________     VIRGINIA  CORPORATION

_______________________________     By:_______________________________
Print  name:_______________________     Jeffrey  P.  Jacobs,
                              Chairman,  Chief  Executive  Officer

                              STANSLEY:

_______________________________     STANSLEY  RACING  CORPORATION,  A
Printed  Name:_____________________     VIRGINIA  CORPORATION

_______________________________     By:_______________________________
Print  name:_______________________     Jeffrey  P.  Jacobs,
                              Chairman,  Chief  Executive  Officer

STATE  OF  ______________     )
                         )SS.
COUNTY  OF  ____________     )

     BE IT REMEMBERED, that on this __ day of August, 2000, before me, a Notary Public in and for said County and State, personally came Robert G. Radermacher, a Vice President of PNC BANK, NATIONAL ASSOCIATION, a national banking association, who acknowledged that being first duly authorized, he/she signed the foregoing instrument on behalf of said bank, and that the signing thereof is his/her free act and deed individually and as such officer and the voluntary act and deed of said bank.

     IN TESTIMONY WHEREOF, I have hereunder subscribed my name and affixed my notarial seal, on the day and year last aforesaid.

                              _____________________________
                                   NOTARY  PUBLIC

STATE  OF  OHIO               )
                         )SS.
COUNTY  OF  CUYAHOGA          )

     BE IT REMEMBERED, that on this ____ day of August, 2000, before me, a Notary Public in and for said County and State, personally came Jeffrey P. Jacobs, the President of JACOBS ENTERTAINMENT LTD., an Ohio limited liability company, who acknowledged that being first duly authorized, he signed the foregoing instrument on behalf of said company, and that the signing thereof is his free act and deed individually and as such officer and the voluntary act and deed of said company.

     IN TESTIMONY WHEREOF, I have hereunder subscribed my name and affixed my notarial seal, on the day and year last aforesaid.



                              _____________________________
                                   NOTARY  PUBLIC


STATE  OF  OHIO          )
                    )SS.
COUNTY  OF  CUYAHOGA     )

     BE IT REMEMBERED, that on this ____ day of August, 2000, before me, a Notary Public in and for said County and State, personally came STANSLEY RACING CORP., a Virginia corporation, as the sole general partner of COLONIAL DOWNS, L.P., a Virginia limited partnership, by and through its Chairman and Chief Executive Officer, Jeffrey P. Jacobs, who acknowledged that he signed the foregoing instrument on behalf of said corporation and limited partnership and that the signing thereof is the voluntary act and deed of said corporation and limited partnership.

     IN TESTIMONY WHEREOF, I have hereunder subscribed my name and affixed my notarial seal, on the day and year last aforesaid.



                              _____________________________
                              NOTARY  PUBLIC

STATE  OF  OHIO          )
                    )SS.
COUNTY  OF  CUYAHOGA     )

     BE IT REMEMBERED, that on this ____ day of August, 2000, before me, a Notary Public in and for said County and State, personally came Jeffrey P. Jacobs, the Chairman and Chief Executive Officer of COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation, and acknowledged that he signed the foregoing instrument on behalf of said corporation and that the signing thereof is the voluntary act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunder subscribed my name and affixed my notarial seal, on the day and year last aforesaid.
                              _____________________________
                                   NOTARY  PUBLIC
STATE  OF  OHIO          )
                    )SS.
COUNTY  OF  CUYAHOGA     )

     BE IT REMEMBERED, that on this ____ day of August, 2000, before me, a Notary Public in and for said County and State, personally came Jeffrey P. Jacobs, the Chairman and Chief Executive Officer of STANSLEY RACING CORPORATION, a Virginia corporation, and acknowledged that he signed the foregoing instrument on behalf of said corporation and that the signing thereof is the voluntary act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunder subscribed my name and affixed my notarial seal, on the day and year last aforesaid.

                              _____________________________
                                   NOTARY  PUBLIC

This  instrument  was  prepared  by
Stanley  R.  Gorom  III,  Esq.
Hahn  Loeser  &  Parks  LLP
3300  BP  Tower
200  Public  Square
Cleveland,  Ohio  44114

                                  SCHEDULE 1.0

                                 Loan Documents
                                 --------------

1.     CONSTRUCTION  LOAN  AGREEMENT,  by  and  between  Colonial  Downs,  L.P.
       -----------------------------
("Borrower")  and  PNC  Bank, National Association ("PNC"), dated June 26, 1997;
       -

2.     DEED  OF  TRUST NOTE, in the amount of $10,000,000.00 made by Borrower in
       --------------------
favor  of  PNC,  dated  June  26,  1997;

3.     REVOLVING  LINE  OF  CREDIT  AGREEMENT,  by and between Borrower and PNC,
       --------------------------------------
dated  June  26,  1997;

4.     REVOLVING CREDIT NOTE, in the amount of $5,000,000.00 made by Borrower in
       ---------------------
favor  of  PNC,  dated  June  26,  1997;

5.     DEED  OF  TRUST  AND SECURITY AGREEMENT, from Borrower and Colonial Downs
       ---------------------------------------
Holdings, Inc. ("Holdings") to Lawyers Title Realty Services, Inc. as Trustee for the benefit of PNC, filed for record on July 31, 1997;

6.     ASSIGNMENT  OF  RENTS  AND  LEASES,  made by Borrower in favor of PNC and
       ----------------------------------
filed  July  31,  1997;

7.     AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT), made by Richard E. Jacobs
       ----------------------------------------------
for  the  benefit  of  PNC;

8.     AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT), made by Jeffrey P. Jacobs
       ----------------------------------------------
for  the  benefit  of  PNC;

9.     AGREEMENT  OF GUARANTY AND SURETYSHIP (PAYMENT), made by Holdings for the
       -----------------------------------------------
benefit  of  PNC;

10.     AGREEMENT  OF GUARANTY AND SURETYSHIP (PAYMENT), made by Stansley Racing
        -----------------------------------------------
Corp.  ("Stansley")  for  the  benefit  of  PNC;

11.     AGREEMENT  OF  GUARANTY  AND SURETYSHIP (COMPLETION), made by Richard E.
        ----------------------------------------------------
Jacobs  for  the  benefit  of  PNC;

12.     AGREEMENT  OF  GUARANTY  AND SURETYSHIP (COMPLETION), made by Jeffrey P.
        ----------------------------------------------------
Jacobs  for  the  benefit  of  PNC;

13.     AGREEMENT  OF GUARANTY AND SURETYSHIP (COMPLETION), made by Holdings for
        --------------------------------------------------
the  benefit  of  PNC;

14.     AGREEMENT  OF GUARANTY AND SURETYSHIP (COMPLETION), made by Stansley for
        --------------------------------------------------
the  benefit  of  PNC;

15.     ASSIGNMENT  OF  CONSTRUCTION  AND  DEVELOPMENT DOCUMENTS, by and between
        --------------------------------------------------------
Borrower  and  PNC;

16.     ASSIGNMENT  OF  MANAGEMENT  AGREEMENT, by and between Borrower, Stansley
        -------------------------------------
and  PNC;

17.     ASSIGNMENT  OF  DEVELOPMENT  AGREEMENT, by and between Borrower and PNC;
        --------------------------------------

18.     PLEDGE  AGREEMENT,  between  Holdings  and  PNC;
        -----------------

19.     PLEDGE  AGREEMENT,  between  Stansley  and  PNC;
        -----------------

20.     UCC-1  FINANCING  STATEMENTS,  filed  with:
        ----------------------------

     (a)     Virginia  State  Corporation  Commission,  dated July 31, 1997; and

     (b)     New  Kent  County  Circuit  Court,  dated  July  31,  1997;

21.     HAZARDOUS  MATERIALS  CERTIFICATE  AND  INDEMNITY  AGREEMENT,  made  by
        ------------------------------------------------------------
Borrower,  Holdings,  Richard  E.  Jacobs and Jeffrey P. Jacobs in favor of PNC;

22.     SUBORDINATION  AGREEMENT,  (Second Deed of Trust to Ground Lease), among
        ------------------------
Chesapeake Forest Products Company, Delmarva Properties, Inc., Lawyers Title realty Services, Inc. and PNC.

23.     FORBEARANCE  AGREEMENT, by and among PNC, Borrower, Stansley, Jeffrey P.
        ----------------------
Jacobs, Richard E. Jacobs and the trust created under the Richard E. Jacobs Declaration of Trust dated April 23, 1987, as amended.

                                   ENDORSEMENT


     The undersigned, PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), does herewith endorse and assign the attached original promissory note to CD ENTERTAINMENT LTD., an Ohio limited liability company ("CD"), pursuant to and in strict accord with the terms of an Assignment from PNC to CD, dated as of even date therewith (the "Assignment").

     PNC does warrant and represent that the attached note is the original Trust Note as referred to in the Assignment, and the same remains in full force and effect.



                              PNC  BANK,  NATIONAL  ASSOCIATION,
                              a  national  banking  association.


                              By:______________________________
                              Title:_____________________________
                              Printed  Name:______________________
                              Dated:____________________________

                                   ENDORSEMENT


     The undersigned, PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), does herewith endorse and assign the attached original promissory note to CD ENTERTAINMENT LTD., an Ohio limited liability company ("CD"), pursuant to and in strict accord with the terms of an Assignment from PNC to CD, dated as of even date therewith (the "Assignment").

     PNC does warrant and represent that the attached note is the original Credit Note as referred to in the Assignment, and the same remains in full force and effect.



                              PNC  BANK,  NATIONAL  ASSOCIATION,
                              a  national  banking  association.


                              By:______________________________
                              Title:_____________________________
                              Printed  Name:______________________
                              Dated:____________________________